UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): August 15, 2017

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 (§230.405 of this chapter) of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

On August 15, 2017, Diamond Offshore Drilling, Inc. (the “Company”) completed an underwritten public offering of $500 million aggregate principal amount of the Company’s 7.875% Senior Notes due 2025 (the “Notes”) registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-202618) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2015. The prospectus forming a part of the Registration Statement was supplemented by the Company’s prospectus supplement dated August 1, 2017, which the Company previously filed with the SEC.

The Notes were issued pursuant to an Indenture (the “Base Indenture”), dated as of February 4, 1997, between the Company and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York Mellon which was previously known as The Bank of New York) (as successor under the Base Indenture to The Chase Manhattan Bank), as trustee (the “Trustee”), as supplemented and amended by the Ninth Supplemental Indenture, dated as of August 15, 2017 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), between the Company and the Trustee. The Base Indenture and the Supplemental Indenture (including the form of Global Security for the Notes) set forth the specific terms applicable to the Notes and are filed as Exhibits 4.1 and 4.2, respectively, to this report and incorporated herein by reference. The descriptions of the Indenture and the Notes in this report are summaries and do not purport to be complete, and are qualified in their entirety by reference to the full text of the Indenture and the form of Global Security representing the Notes.

The Notes are the Company’s general unsecured obligations and rank equally in right of payment with all of the Company’s other existing and future senior indebtedness. The Company is a holding company and, in addition to being effectively subordinated to secured obligations, the Notes are structurally subordinated to all existing and future obligations of the Company’s subsidiaries. The Notes constitute a new series of debt securities under the Indenture.

Interest on the Notes will be payable semi-annually in arrears on February 15 and August 15 of each year, beginning on February 15, 2018, to holders of record on the preceding February 1 and August 1, respectively. Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Notes will mature on August 15, 2025. The Company may redeem the Notes, in whole or in part, at its option at any time on at least 15 days but not more than 60 days prior written notice at the applicable redemption prices set forth in the Indenture. In addition, upon the occurrence of a Change of Control Repurchase Event (as defined in the Indenture) with respect to the Notes, unless the Company has previously or concurrently exercised its right to redeem all of the Notes, each holder of Notes will have the right, subject to certain exceptions and on the terms and subject to the conditions set forth in the Indenture, to require that the Company repurchase all or any part of that holder’s Notes for a cash price equal to 101% of the aggregate principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, thereon to, but not including, the date of repurchase.

The Indenture contains certain customary covenants, including limitations on the ability of the Company and its subsidiaries, with certain exceptions, to incur debt secured by certain liens and to engage in certain sale and lease-back transactions.

Holders of the Notes may not enforce the Indenture or the Notes except as provided therein. Each of the following is an event of default, as defined in the Indenture, with respect to the Notes:

•	default for 30 days in payment of any interest on the Notes;

•	default in payment of principal of the Notes at maturity or the redemption price when the same becomes due and payable;

•	default in the payment (after any applicable grace period) of any indebtedness for money borrowed by the Company or a subsidiary of the Company in excess of $100.0 million principal amount (excluding such indebtedness of any subsidiary of the Company other than a Significant Subsidiary (as defined in the Indenture), all the indebtedness of which subsidiary is nonrecourse to the Company or any other such subsidiary) or default on such indebtedness that results in the acceleration of such indebtedness prior to its express maturity, if such indebtedness is not discharged, or such acceleration is not annulled, by the end of a period of 10 days after written notice to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in principal amount of the outstanding Notes;

•	default by the Company in the performance of any other covenant contained in the Indenture for the benefit of the Notes that has not been remedied by the end of a period of 60 days after notice is given as specified in the Indenture;

•	the Company’s failure to repurchase all of the Notes tendered for purchase upon such a Change of Control Repurchase Event; and

•	certain events of bankruptcy, insolvency and reorganization of the Company or such a Significant Subsidiary.

The offering resulted in net proceeds to the Company of approximately $489 million, which the Company intends to use, together with cash on hand, to fund the redemption of all of the Company’s outstanding 5.875% Senior Notes due May 1, 2019.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure

On August 15, 2017, the Company issued a press release announcing the closing of the offering of the Notes. Furnished herewith as Exhibit 99.1 is a copy of such press release. The information contained in Item 7.01 of this report (including Exhibit 99.1 to this report) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as

amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any previous or future filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit number	Description

4.1	Indenture, dated as of February 4, 1997, between Diamond Offshore Drilling, Inc. and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York Mellon which was previously known as The Bank of New York) (as successor under the Base Indenture to The Chase Manhattan Bank), as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001) (SEC File No. 1-13926)

4.2	Ninth Supplemental Indenture, dated as of August 15, 2017, between Diamond Offshore Drilling, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (including form of Global Security for the Company’s 7.875% Senior Notes due 2025)

99.1	Press release dated August 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2017	DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ DAVID L. ROLAND
David L. Roland Senior Vice President, General Counsel and Secretary

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